Deferred Income Taxes and Other Current Liabilities (Detail) In Thousands, unless otherwise specified	Mar. 31, 2012 USD ($)	Mar. 31, 2012 JPY (¥)	Mar. 31, 2011 JPY (¥)
Schedule of Deferred Tax Assets and Liabilities [Line Items]
Accrued expenses	$ 1,027,610	¥ 84,264,000	¥ 80,195,000
Advances received	599,756	49,180,000	30,828,000
Deferred income taxes	8,378	687,000	380,000
Other	1,190,768	97,643,000	87,865,000
Total	$ 2,826,512	¥ 231,774,000	¥ 199,268,000